SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 22, 1997


                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)



       Delaware                      0-24848                   75-2559089
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 (State or other             (Commission File No.)        (IRS Employer
 jurisdiction of                                          Identification Number)
 incorporation



1200 South Beckham Avenue, Tyler, Texas                            75701-3319
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:              (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 22, 1997, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividends for the quarter ended December 31, 1996.

        Exhibit
        Number                       Description
        ------                       -----------


          99             Press release, published on January 22, 1996.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             EAST TEXAS FINANCIAL SERVICES, INC.



Date:  January 22, 1997                          By: /s/ GERALD W. FREE
                                                     ------------------
                                                         Gerald W. Free
                                                         President and
                                                         Chief Executive Officer